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                                                                      EXHIBIT 21


                          INDEPENDENT BANK CORPORATION
                         Subsidiaries of the Registrant

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                                                                               State of Incorporation
                                                                               ----------------------
IBC Capital Finance
    Ionia, Michigan                                                                     Delaware

Independent Bank
    Ionia, Michigan                                                                     Michigan

Independent Bank West Michigan
    Rockford, Michigan                                                                  Michigan

Independent Bank South Michigan
    Leslie, Michigan                                                                    Michigan

Independent Bank East Michigan
    Caro, Michigan                                                                      Michigan

IBC Financial Services, Inc. (a subsidiary of Independent Bank)
    Ionia, Michigan                                                                     Michigan

Independent Title Services, Inc. (a subsidiary of
    Independent Bank, Independent Bank West
    Michigan, Independent Bank South Michigan and
    Independent Bank East Michigan)
    Rockford, Michigan                                                                  Michigan

First Home Financial (a subsidiary of Independent Bank)
    Grand Rapids, Michigan                                                              Michigan

Independent Mortgage Company-Central Michigan
    (a subsidiary of Independent Bank)
    South Ionia, Michigan                                                               Michigan

Independent Mortgage Company-West Michigan
    (a subsidiary of Independent Bank West Michigan)
    Rockford, Michigan                                                                  Michigan

Independent Mortgage Company-South Michigan
    (a subsidiary of Independent Bank South Michigan)
    Leslie, Michigan                                                                    Michigan

Independent Mortgage Company-East Michigan
    (a subsidiary of Independent Bank East Michigan)
    Caro, Michigan                                                                      Michigan
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